UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2005
                                                          --------------

                           Ibis Technology Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)



       Massachusetts                0-23150                 04-2987600
       -------------                -------                 ----------
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)


32 Cherry Hill Drive, Danvers, Massachusetts  01923
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: (978) 777-4247
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

Item 5.02 (a): Departure of Principal Officer

On April 13, 2005, Ibis Technology Corporation announced the resignation of Gerald Cameron as Chief Operating Officer. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

           Exhibit 99.1 Press Release issued by Ibis Technology Corporation on April 13, 2005 announcing the resignation of Gerald Cameron as COO.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IBIS TECHNOLOGY CORPORATION
                                             ---------------------------


Date: April 13, 2005                         By: /s/ William J. Schmidt
                                                 -------------------------------
                                                 William J. Schmidt
                                                 Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number             Description
-------            -----------

99.1 Press Release issued by Ibis Technology Corporation on April 13, 2005 announcing the resignation of Gerald Cameron as COO.